Exhibit 10.2
AMENDMENT NUMBER 1
TO AMENDED AND RESTATED LOAN AGREEMENT
          THIS AMENDMENT NUMBER 1, dated as of October 15, 2003 (this “Amendment”) to the Amended and Restated Loan Agreement, dated as of September 18, 2002 and amended and restated as of March 7, 2003 (as amended or supplemented from time to time as permitted thereby, the “Loan Agreement”), among CF LEASING LTD., a company with limited liability organized and existing under the laws of Bermuda (together with its successors and permitted assigns, the “Borrower”), FORTIS BANK (NEDERLAND) N.V., a Naamloze Vennootschap (“Fortis”), as agent on behalf of the Lenders (in such capacity, the “Agent”), BTM CAPITAL CORPORATION (“BTMCC”), a Delaware corporation and, the financial institutions from time to time party hereto (each, including Fortis and BTMCC, a “Lender” and collectively, the “Lenders”).
W I T N E S S E T H:
          WHEREAS, the parties have previously entered into the Loan Agreement, dated as of September 18, 2002 and amended and restated as of March 7, 2003;
          WHEREAS, the parties desire to further amend the Loan Agreement in order to (i) increase the Class A Commitment with respect to Fortis from Twenty Million Dollars ($20,000,000) to Thirty-Five Million Dollars ($35,000,000), (ii) increase the portion of the Class A Commitment with respect to BTMCC from Twenty-Five Million Dollars ($25,000,000) to Forty Million Dollars ($40,000,000), (iii) exchange the promissory notes issued under the Loan Agreement, dated as of March 7, 2003, for new Notes and (iv) to make certain other amendments, all upon the terms, and subject to the conditions, hereinafter set forth, and in reliance on the representations and warranties of Borrower set forth herein;
          NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:
          SECTION 1. Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned in the Loan Agreement.
          SECTION 2. Full Force and Effect. Other than as specifically modified hereby, the Loan Agreement shall remain in full force and effect in accordance with the terms and provisions thereof and is hereby ratified and confirmed by the parties hereto.
          SECTION 3. Amendment to the Loan Agreement. Effective upon the date hereof, following the execution and delivery hereof,
          (a) Section 101 of the Loan Agreement shall be amended by adding the following defined term in the proper alphabetical order:
     “Effective Date. October 15, 2003.”;

Exhibit 10.2
          (b) Section 201(b) of the Loan Agreement is hereby amended in its entirety to read as follows:
     “Advances. Prior to the Conversion Date, each of the Class A Notes and Class B Notes shall be a revolving note with a maximum principal amount equal to the then current Class A Commitment and Class B Commitment, respectively, for the related Lender, and the Borrower may, subject to the terms and conditions of this Loan Agreement, borrow, repay and reborrow amounts in respect of such Class A Commitment and Class B Commitment; provided, however, that if the Aggregate Class A Principal Balance shall be less than the then current Class A Aggregate Commitment, then any one or more Lenders may, at the request of the Borrower and in their respective sole discretion, make one or more Class A Advances in such aggregate amount that the Aggregate Class A Principal Balance (after giving effect to such Class A Advance(s)) then Outstanding shall not exceed Seventy-Five Million Dollars ($75,000,000). Each Lender, or the Agent on its behalf, shall maintain a record of all Advances and repayments made on the Notes and such records shall be conclusive absent manifest error. On the Original Closing Date, the Borrower issued a note (the “Closing Date Note”) to Fortis in a maximum principal amount equal to Thirty-Five Million Dollars ($35,000,000). On the Restatement Date, the Borrower issued the following Notes to the respective Lenders: (i) a Class A Note in the maximum principal balance of Twenty Million Dollars ($20,000,000) (of which Eight Million Eight Hundred Forty-Seven Thousand One Hundred Twenty-Two and 47/100 Dollars ($8,847,122.47) was outstanding after giving effect to the Advances made on the Restatement Date) to Fortis, (ii) a Class A Note in the maximum principal amount of Twenty-Five Million Dollars ($25,000,000) (of which Eleven Million Fifty-Eight Thousand Nine Hundred Three and 08/100 Dollars ($11,058,903.08) was outstanding after giving effect to the Advances made on the Restatement Date) to BTMCC and (iii) a Class B Note in the maximum principal balance of Five Million Dollars ($5,000,000) (of which Five Million Dollars ($5,000,000) was outstanding after giving effect to the Advances made on the Restatement Date, and such amount being the maximum principal balance of such Class B Note permitted hereunder, there were no additional Advances available to the Borrower with respect to such Class B Note) to Fortis. Immediately thereafter, the Closing Date Note was cancelled. On the Effective Date, the Borrower will exchange the Class A Notes issued to Fortis and BTMCC on March 7, 2003 pursuant to the Amended and Restated Loan Agreement and issue the following Notes to the respective Lenders: (i) a Class A Note in the maximum principal balance of Thirty-Five Million Dollars ($35,000,000) to Fortis and (ii) a Class A Note in the maximum principal balance of Forty Million Dollars ($40,000,000) to BTMCC. The Aggregate Class A Principal Balance with respect to each Lender outstanding as of the Effective Date is unchanged by this Amendment, shall continue to be valid and shall be evidenced by the new Notes.”; and
          (c) The Loan Agreement is hereby amended to include Schedule 1 attached hereto as Schedule 1 to the Loan Agreement.
          SECTION 4. Representations, Warranties and Covenants.
          The Borrower hereby confirms that each of the representations, warranties and covenants set forth in Articles V and VI of the Loan Agreement are true and correct as of the date first written above with the same effect as though each had been made as of such date,

Exhibit 10.2
except to the extent that any of such representations and warranties expressly relate to earlier dates.
          SECTION 5. Effectiveness of Amendment; Terms of this Amendment.
          (a) This Amendment shall become effective on the date that the conditions precedent set forth below are satisfied, which shall be in no event later than October 15, 2003:
(i) Amendment. The Agent shall have received this Amendment, in form and substance satisfactory to the Lenders, executed and delivered by Borrower and all other parties hereto;
(ii) Notes. The Agent shall have received separate Notes executed by the Borrower in favor of each Lender;
(iii) Certificate of Officer/Secretary; Organizational Documents. The Agent shall have received separate certificates, each dated the Effective Date, executed by authorized signatories of each of the Manager and the Borrower, certifying (A) that attached to such certificate(s) is a true, correct and complete copy of the Memorandum of Association or other organizational document of such company certified by proper Secretary of State or such other Governmental Authority as applicable as of date close to the Effective Date, (B) that attached to such certificate is a true, correct and complete copy of the bylaws and each other organizational document of such company then in full force and effect, (C) that attached to such certificate is a Certificate of Compliance from the Secretary of State (or equivalent) of any other jurisdiction where such company is required to be qualified to do business, dated as of a date close to the Effective Date, (D) that attached to such certificate is a true, correct and complete copy of the resolutions adopted by the board of directors of each such company then in full force and effect authorizing the execution, delivery and performance by such company of each of the amendment documents to which it is a party and (E) the name of the officer(s) of such company authorized to execute amendment documents on behalf of such company;
(iv) Asset Base Certificate. The Borrower shall have delivered to the Agent and each Lender a duly executed Asset Base Certificate calculated as of the Effective Date;
(v) Opinions. Conyers Dill & Pearman shall have delivered to the Agent its corporate matters opinion for the Borrower with regard to the documents executed on or as of the Effective Date. Maples & Calder shall have delivered to the Agent its corporate matters opinion for the Manager with regard to the documents executed on or as of the Effective Date. Thacher Proffitt & Wood shall have delivered to the Agent its opinion letter regarding the enforceability of the documents executed on or as of the Effective Date; and

Exhibit 10.2
(vi) Payment of Fees. All fees due to the Lenders on or before the Effective Date shall have been paid to the extent notified to the Borrower in writing.
          (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
          (c) On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Loan Agreement, and (ii) each reference in the Loan Agreement to “this Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other document to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended or modified hereby.
          SECTION 6. Execution in Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.
          SECTION 7. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES; PROVIDED THAT SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
          SECTION 8. Consent to Jurisdiction. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST THE AGENT ARISING OUT OF OR RELATING TO THIS LOAN AGREEMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY, MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY AND COUNTY OF NEW YORK, STATE OF NEW YORK AND THE AGENT AND THE BORROWER EACH HEREBY WAIVE ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND, SOLELY FOR THE PURPOSES OF ENFORCING THIS LOAN AGREEMENT, EACH AGENT AND THE BORROWER EACH HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE AGENT AND THE BORROWER HEREBY IRREVOCABLY APPOINTS AND DESIGNATES CT CORPORATION SYSTEMS, HAVING AN ADDRESS AT 111 EIGHTH AVENUE, NEW YORK, NEW YORK, 10011, ITS TRUE AND DULY AUTHORIZED AGENT FOR THE LIMITED PURPOSE OF RECEIVING AND FORWARDING LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND THE AGENT AND THE BORROWER EACH AGREE THAT SERVICE OF PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF SUCH PROCESS ON SUCH PERSON. PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402, THE AGENT AND THE BORROWER SHALL EACH MAINTAIN THE DESIGNATION AND APPOINTMENT OF SUCH AUTHORIZED AGENT UNTIL ALL AMOUNTS PAYABLE UNDER THIS LOAN AGREEMENT SHALL HAVE BEEN PAID IN FULL. IF SUCH AGENT SHALL CEASE TO SO ACT, THE AGENT OR THE BORROWER,

Exhibit 10.2
AS THE CASE MAY BE, SHALL IMMEDIATELY DESIGNATE AND APPOINT ANOTHER SUCH AGENT SATISFACTORY TO THE AGENT AND SHALL PROMPTLY DELIVER TO THE AGENT EVIDENCE IN WRITING OF SUCH OTHER AGENT’S ACCEPTANCE OF SUCH APPOINTMENT.
          SECTION 9. No Novation. Notwithstanding that the Loan Agreement is hereby amended by this Amendment as of the date hereof, nothing contained herein shall be deemed to cause a novation or discharge of any existing indebtedness of the Borrower under the Loan Agreement, or the security interest in the Collateral created thereby.
[Signature page follows.]

Exhibit 10.2
          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment on the date first above written.

CF LEASING LTD.

By:	/s/ DENNIS J. TIETZ
Name:	Dennis J. Tietz
Title:	Director
Amendment No. 1 to A&R Loan Agt.

Exhibit 10.2

FORTIS BANK (NEDERLAND) N.V.,
as Agent and a Lender

By:	/s/ M. A. N. VAN LACUM
Name:	M. A. N. van Lacum
Title:	Director

By:	/s/ P. R. G. ZAMAN
Name:	P. R. G. Zaman
Title:	Deputy Director
Amendment No. 1 to A&R Loan Agt.

Exhibit 10.2

BTM CAPITAL CORPORATION, as a Lender

By:	/s/ JOHN F. McCARTHY
Name:	John F. McCarthy
Title:	Vice President

Address:	111 Huntington Avenue, Suite 400
Boston, MA 02199
Attention:	Vice President — Administration
Facsimile:	(617) 345-1444
Telephone:	(617) 345-5727
Amendment No. 1 to A&R Loan Agt.

Exhibit 10.2
SCHEDULE 1
LIST OF LENDERS AND RESPECTIVE COMMITMENTS

Lender	Commitment
Fortis Bank (Nederland) N.V.	$35,000,000 Class A Commitment
and
$5,000,000 Class B Commitment

BTM Capital Corporation	$40,000,000 Class A Commitment